Fees and Expenses - PUTNAM MONEY MARKET FUND	Sep. 30, 2025
Prospectus [Line Items]
Expense Heading [Optional Text]	Fees and expenses
Expense Narrative [Text Block]
The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge discounts is available from your financial professional and in the Appendix to the fund’s prospectus.

Shareholder Fees Caption [Optional Text]	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Expenses Deferred Charges [Text Block]	A deferred sales charge on class A and C shares may apply to certain redemptions of shares purchased by exchange from another Putnam fund. The rate of the deferred sales charge for class C shares will be determined based on the time between the original purchase of class C shares from the other Putnam fund(s) and date of redemption of shares from this fund.
Expense Example [Heading]	Example
Expense Example Narrative [Text Block]
The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.